Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
CONTINGENT LIABILITIES AND COMMITMENTS
NOTE 6:-	CONTINGENT LIABILITIES AND COMMITMENTS

a.	Lease commitments:

Starting July 14, 2019, the Company began renting its offices from a third party for a rental monthly fee of approximately $3 per month. The rent period is for a period of one month which renews on a monthly basis.

Effective July 14, 2019, the Company adopted the new lease accounting standard. The Company elected to apply the practical expedients permitted under the transition guidance within the new standard, and the Company also elected not to apply the recognition requirements in the lease standard to short-term leases (less than 12 months) as of the adoption date. As such, there was no impact on the Company’s financial statements as a result of adopting ASU 2016-02.

b.	Rambam research agreement

The Company’s research and development efforts relating to its COVID-19 and rheumatoid arthritis (“RA”) product candidates are being conducted by Rambam Med-Tech Ltd., or Rambam MT, a part of the Rambam Health Care Campus in Israel, in accordance with a Sponsored Research Agreement (the “Research Agreement”), that was entered into by the Company and Rambam MT in July 2019, to be in effect for a period of 48 months and which includes a non-compete extension option for an additional 48 months of research and development. Pursuant to the Research Agreement, the Company agreed to pay Rambam MT $1.4 million in four equal milestone payments, due on the first day of August on each successive year from 2019 through 2022. Furthermore, in accordance with the terms of the Research Agreement, the Company and Rambam MT will have joint ownership of any IP created as a result of research programs covered by such agreement. In addition, subject to commercial sales of any product candidate using the IP created as a part of the research covered by the Research Agreement, the Company is required to pay Rambam MT a royalty in an amount equal to 6% of all net sales, subject to certain deductions, such as taxes paid by any purchaser, transportation and shipping costs, and other customary deductions.

As of December 31, 2021 the Company paid $1,050 (three out of four milestones’ payments).

c.	Way of Life Cannabis research agreement

In October 2020, Raphael Israel entered into an engagement agreement with Wolc, pursuant to which, subject to its completing the Share Exchange with Easy Energy, Raphael Israel will be provided with up to 15 liters of CBD oil, from a strain of cannabis during a term of 18 months, to be provided in two to three deliveries of between one to seven liters of CBD oil. In accordance with Raphael Israel’s agreement with Wolc, Raphael Israel has agreed to issue to certain persons affiliated with Wolc 3% of Raphael’s issued and outstanding share capital as of the date of the Share Exchange, to be provided in three equal issuances; provided, however, that such persons may elect to receive a cash payment of $100 instead of any one issuance of Raphael’s shares. In addition to the issuance of shares, Raphael Israel has also agreed to pay Wolc a royalty fee equal to 15% of the net royalties generated from sales of Raphael Israel’s pharmaceutical drug products that are developed at Rambam hospital in Israel.

d.	Consulting agreement with the Chief Executive Officer

In June 2019, the Company entered into an agreement with Sheffa Enterprises Inc, a company wholly owned by the Company’s Chief Executive Officer (“CEO”). According to the terms of the agreement, the CEO will provide consulting services to the Company until December 31, 2022 (“termination date”). The fees for his services will be $10 per month. Furthermore, the Company may terminate the agreement prior to the termination date by providing 120 days’ advance written notice and paying the CEO a termination fee equal to the lesser of $1,000 or the monthly fee agreed, for the remaining term of the agreement.

e.	Consulting agreement with the Chief Technology Officer

In September 2019, the Company entered into an agreement with its Chief Technology Officer (“CTO”). According to the terms of the agreement, the CTO will provide consulting services to the Company that include engaging with an array of science consultants and coordinating collaborations with hospitals on medical cannabis research. The fees for his services will be $9 per month. Furthermore, the CTO will receive 15% of the Company’s net royalties’ from worldwide sales of any of the Company’s cannabis-based medical indications treating COVID-19, once the Company starts generating revenues.